Share Class & Ticker	Class R6 AGERX	Summary Prospectus April 1, 2014

AllianzGI Best Styles Global Equity Fund

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://us.allianzgi-literature.com/library/productDocuments. You can also get this information at no cost by calling 1-800-498-5413 or by sending an email request to agid-marketingproduction@allianzinvestors.com. This Summary Prospectus incorporates by reference the Fund’s entire statutory prospectus and SAI, each dated April 1, 2014, as further revised or supplemented from time to time.

 Investment Objective

The Fund seeks long-term capital appreciation.

 Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):  None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Total Annual
Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Class R6	0.30%	None	2.95%	3.25%	(2.85)%	0.40%

(1)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2014 and include organizational expenses.
(2)	Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.40% for Class R6 shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Class R6	$41	$567

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

 Principal Investment Strategies

The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio managers feel appropriate from) those included in the MSCI All Country World Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The portfolio managers begin with an investment universe of approximately 8,000 equity securities and then assess individual securities using a disciplined investment process that integrates top-down investment style research (see discussion of investment style orientations below) and proprietary fundamental bottom-up company-specific research with a quantitative risk-management process. The portfolio managers manage the portfolio with reference to the MSCI All Country World Index by selecting approximately 400 to 600 securities for the Fund. The Fund may and intends to hold stocks that are not included in the benchmark index. The portfolio managers combine a range of investment style orientations, such as Value, Earnings Change, Price Momentum, Growth, and Quality (each described below), in seeking positive relative returns versus the benchmark index and in managing the overall portfolio’s sensitivity to broader market movements (or “beta”). The final portfolio is constructed through a portfolio optimization process that seeks to maximize exposure to equity securities with attractive investment style characteristics, subject to region, sector, capitalization, security and other constraints.

The Value investment style orientation selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cashflow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style orientation is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment orientation is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style orientation generally selects equity securities with expected and historical earnings and dividend growth. The

AllianzGI Best Styles Global Equity Fund

Quality investment style orientation generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund seeks to consistently outperform the MSCI All Country World Index, regardless of changes in the economic or market environment, by implementing a well-diversified mix of the long-term investment style orientations described above. The portfolio managers believe that diversifying across different investment style orientations can be an effective way to mitigate the cyclical nature of the individual investment style orientations. The Fund’s resulting diversified mix of investment style orientations is expected to remain fairly stable over time.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

 Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 Performance Information

Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

 Management of the Fund

Investment Manager
Allianz Global Investors Fund Management LLC

Sub-Adviser
Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Dr. Klaus Teloeken, lead portfolio manager, Co-CIO of Systematic Equity, has managed the Fund since its inception in 2013.

Dr. Rainer Tafelmayer, portfolio manager, has managed the Fund since its inception in 2013.

 Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York

Stock Exchange is open for regular trading. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

 Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

 Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

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Summary Prospectus

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